UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2004

NorthWestern Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-00692	46-0172280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 South Dakota Avenue Sioux Falls, South Dakota		57104
(Address of principal executive offices)		(Zip Code)

(605) 978-2908
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On October 27, 2004, NorthWestern Corporation (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Commission”) to report that on October 26, 2004, the Company announced that it had priced $225,000,000 aggregate principal amount of its 5.875% Senior Secured Notes due 2014 (the “Notes”), in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended.  The Notes are collateralized by two series of existing first mortgage bonds secured by the Company’s regulated utility assets in Montana, South Dakota and Nebraska.  The maturity date of the Notes is November 1, 2014.

On November 1, 2004, in connection with the issuance and sale of the Notes, the Company entered into the following agreements: (i) the Company and U.S. Bank National Association, as trustee (the “Note Trustee”), entered into an Indenture (the “Note Indenture”) governing the Notes; (ii) the Company and the Note Trustee entered into Supplemental Indenture No. 1 (the “Supplemental Note Indenture”), supplementing the Note Indenture and governing the Notes; (iii) the Company executed the Notes; (iv) the Company and The Bank of New York and MaryBeth Lewicki entered into a Twenty-fourth Supplemental Indenture (the “Montana Supplemental Indenture”, amending and supplementing that certain Mortgage and Deed of Trust, dated as of October 1, 1945 (the “Original Montana Mortgage”), between the Company (as successor thereunder to NorthWestern Energy, L.L.C., in turn successor thereunder to The Montana Power Company) and The Bank of New York (successor thereunder to Guaranty Trust Company of New York) and MaryBeth Lewicki (successor thereunder to Arthur E. Burke), as trustees, as amended and supplemented by twenty four indentures supplemental thereto (the “Montana Supplemental Indenture”; and the Original Montana Mortgage, as so amended and supplemented, is referred to herein as the “Montana Indenture”); (v) the Company executed a security certificate evidencing $161.0 million principal amount of the Company’s First Mortgage Bonds, Collateral (2004) Series C, due 2014, issued under the Montana Indenture and registered in the name of the Trustee (such bonds being referred to as the “Montana Bonds”); (vi) the Company and JPMorgan Chase Bank, as trustee (the “South Dakota Mortgage Trustee”) entered into a Supplemental Indenture (the “South Dakota Supplemental Indenture”), amending and supplementing the General Mortgage Indenture and Deed of Trust, dated as of August 1, 1993 (the “Original South Dakota Mortgage”), between the Company and JPMorgan Chase Bank (as successor thereunder to The Chase Manhattan Bank (National Association)), as trustee, as previously amended and supplemented by six indentures supplemental thereto (the Original South Dakota Mortgage, as amended and supplemented by such six supplemental indentures and by the South Dakota Supplemental Indenture, being referred to herein as the “South Dakota Indenture” and, together with the Montana Indenture, being referred to herein as the “Mortgages”); (vii) the Company executed a security certificate evidencing $64.0 million principal amount of the Company’s First Mortgage Bonds, Collateral (2004) Series C, due 2014, issued under the South Dakota Indenture and registered in the name of the Trustee (such bonds being referred to as the “South Dakota Bonds”; and the South Dakota Bonds and the Montana Bonds being referred to herein, collectively, as the “Bonds”); and (viii) the Company and Credit Suisse First Boston LLC and Lehman Brothers Inc., on behalf of the several initial purchasers of the Notes (collectively, the “Initial Purchasers”), entered into a Registration Rights Agreement with respect to the Notes (the “Registration Rights Agreement”).

Material terms and conditions of the Notes and the Note Indenture are described in Item 2.03 of this Current Report on Form 8-K.

Pursuant to the Registration Rights Agreement, the Company agreed to register with the Commission exchange notes (the “Exchange Notes”), having substantially identical terms as the Notes, as part of an offer to exchange freely tradable Exchange Notes for the Notes. The Company agreed to file a registration statement for the Exchange Notes no later than 180 days after November 1, 2004 and use its commercially reasonable efforts to cause that registration statement to be declared effective within 270 days after November 1, 2004 and to consummate the exchange offer no later than 310 days after November 1, 2004. The Company has also agreed, in specified circumstances, to file a shelf registration statement to cover resales of the Notes. The Company may be required to pay liquidated damages if it fails to comply with the registration and exchange requirements set forth in the Registration Rights Agreement.

On November 1, 2004, the Company also entered into new senior secured credit facility in an aggregate principal amount of $225 million, consisting of a $125 million revolving facility and a $100 million term facility (the “New Credit Facility”). Lehman Brothers Inc., one of the Initial Purchasers, acts as Joint Lead Arranger under the New Credit Facility. Lehman Commercial Paper Inc., an affiliate of Lehman Brothers Inc., acts as Administrative Agent, Collateral Agent and a lender under the New Credit Facility. Deutsche Bank Securities, Inc., an initial purchaser of the Notes, acts as Joint Lead Arranger and Syndication Agent and its affiliate Deutsche Bank AG, Cayman Islands branch, acts as a lender under the New Credit Facility. In connection with, and as collateral for borrowings under, the New Credit Facility, the Company also executed security certificates evidencing $63.0 million principal amount of the Company’s South Dakota Bonds and security certificates evidencing $162.0 million principal amount of the Company’s Montana Bonds.

Material terms and conditions of the New Credit Facility are described in Item 2.03 of this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K, including the exhibit hereto, does not constitute an offer to sell or the solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities law of any such jurisdiction. The Notes and the Exchange Notes have not been registered under the Securities Act or the securities or blue sky laws of any jurisdiction and, unless registered, may not be offered or sold except pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable securities laws of any other jurisdiction.

Item 1.02                                             Termination of a Material Definitive Agreement.

As reported in a Current Report on Form 8-K filed with the Commission on October 26, 2004, on October 20, 2004, the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) entered an order confirming the Company’s Second Amended and Restated Plan of Reorganization (the “Plan”).  On November 1, 2004, the Plan became effective and the Company emerged from Chapter 11.

On November 1, 2004, as one of the conditions to the Company’s emergence from Chapter 11, the Company collateralized in cash approximately $15 million of letters of credit initially issued under its Secured Superpriority Debtor-in-Possession Credit and Guaranty Agreement, dated as of September 19, 2003, among the Company, a Debtor and Debtor-in-Possession, as borrower, the other loan parties party thereto, as Guarantors, the lenders party thereto from time to time, and Bank One, NA (with its main office in Chicago, Illinois), as Initial Lender, Agent and LC Issuer (the “DIP Facility”) and terminated the DIP Facility.

In addition, on November 1, 2004, the Company used the net proceeds from the offering of its Notes (described in Item 2.03 below) and borrowings under the term portion of its New Credit Facility (described in Item 2.03 below), together with available cash, to repay and terminate its $390 million term loan facility agented by an affiliate of Credit Suisse First Boston LLC. In connection with the early termination of this term loan facility, the Company paid a prepayment premium of approximately $3.8 million.

Item 2.03                                             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As discussed in Item 1.01 of this Current Report on Form 8-K, on November 1, 2004, the Company completed the sale of $225.0 million aggregate principal amount of its Notes. The Notes are collateralized by two series of existing first mortgage bonds secured by the Company’s regulated utility assets in Montana, South Dakota and Nebraska.  The maturity date of the Notes is November 1, 2014.

The Notes will mature on November 1, 2014 and will bear interest at the rate of 5.875% per year from and including the issue date, payable semi-annually, in arrears on May 1 and November 1 of each year, commencing May 1, 2005. The Notes are senior secured obligations of the Company, and rank: (i) equal in right of payment to all of the existing and future indebtedness and other obligations of the Company that are not, by their terms, expressly subordinated in right of payment to the Notes; (ii) senior in right of payment to all of the existing and future subordinated indebtedness of the Company; and (iii) structurally subordinated to all indebtedness and other liabilities of the subsidiaries of the Company.

The Company may redeem the Notes for cash, in whole or in part, at its option at any time on or after November 1, 2009, at redemption prices equal to 100% of the principal amount plus a premium declining ratably to par, together with accrued and unpaid interest and liquidated damages, if any, to the redemption date. In addition, at any time on or before November 1, 2007, the Company may, at its option and subject to certain requirements, use the cash proceeds from one or more qualified equity offerings by the Company to redeem up to 35% of the aggregate principal amount of the Notes issued under the Indenture at a redemption price equal to 105.875% of the principal amount, together with accrued and unpaid interest and liquidated damages, if any, thereon to the redemption date. If a change of control (as defined in the Indenture) occurs, the Company will be required to make an offer to purchase the Notes at 101% of the principal amount, together with accrued and unpaid interest and liquidated damages, if any, to, but not including, the change of control purchase date.

In addition to the terms of the Notes described above, the Indenture contains covenants, which are subject to limitations and exceptions, limiting the ability of the Company and its restricted subsidiaries to, among other things: (i) incur additional indebtedness; (ii) pay dividends or make distributions or certain other restricted payments; (iii) make certain investments; (iv) create liens on its assets to secure debt; (v) enter into sale and leaseback transactions; (vi) enter into transactions with affiliates; (vii) merge or consolidate with another company; (viii) sell, lease or otherwise dispose of all or substantially all of its assets; (ix) enter into new lines of business; and (x) guarantee indebtedness.

The Indenture also provides that, if an event of default occurs and is continuing, either the Note Trustee or the holders of at least 25% in aggregate principal amount of the Notes then outstanding may declare all principal, accrued interest and liquidated damages, if any, immediately due and payable, except that an event of default resulting from certain events of bankruptcy, insolvency or reorganization in respect of the Company or certain of its restricted subsidiaries will automatically cause all principal, accrued interest and liquidated damages, if any, to become immediately due and payable. Events of default include: (i) failure to pay any installment of interest (or liquidated damages, if any) on the Notes when due and payable and the continuance of any such failure for 30 days; (ii) failure to pay principal, or premium, if any, on the Notes when due and payable; (iii) failure to observe or perform any other covenant or agreement contained in the Notes or the Indenture and, subject to certain exceptions, the continuance of such failure for a period of 60 days after notice to the Company, (iv) certain events of bankruptcy, insolvency or reorganization in respect of the Company or certain of its subsidiaries; (v) certain defaults in indebtedness with an aggregate amount outstanding in excess of $50 million; and (vi) final unsatisfied judgments not covered by insurance aggregating in excess of $50 million, at any one time rendered against the Company us or any of its subsidiaries and not stayed, bonded or discharged within 60 days.

Also as discussed in Item 1.01 of this Current Report on Form 8-K, on November 1, 2004, the Company entered into a $225.0 million New Credit Facility providing for a $125.0 million revolving facility and a $100.0 million term facility.

The $125.0 million revolving facility will mature on November 1, 2009 and the $100.0 million term facility will mature on November 1, 2011. The Company will have to make quarterly amortizing payments equal to 1% per annum of the total amount of the term loan during each of the first six years after closing. The remaining balance amortizes quarterly during year seven. The revolver does not amortize.

The New Credit Facility is secured by first mortgage bonds issued under and secured as provided in the Company’s existing mortgage indentures. The first mortgage bonds constitute a first mortgage lien on substantially all of the Company’s utility property and rank pari passu with the first mortgage bonds securing the Notes.

The revolving facility will initially to bear interest at a rate equal to LIBOR plus 1.75% per annum, or at a base rate plus 0.75% per annum. The term loan will bear interest at a rate equal to LIBOR plus 1.75% per annum, or at a base rate plus 0.75% per annum. Base rate loans will be paid quarterly in arrears. LIBOR loans will be paid on the last day of each relevant interest period and, in the case of any interest period longer than three months, on each successive date three months after the first day of such interest period.

In addition to the terms of the New Credit Agreement described above, the New Credit Agreement contains covenants, which are subject to limitations and exceptions, limiting the ability of the Company and its restricted subsidiaries to, among other things: (i) incur additional indebtedness; (ii) create liens; (iii) engage in any consolidation or merger or otherwise liquidate or dissolve; (iv) dispose of property; (v) make restricted payments; (vi) make loans or advances; and (vii) enter into transactions with affiliates.

The New Credit Facility also provides that, if an event of default occurs and is continuing, the administrative agent may terminate the revolving loan commitments and declare all principal and accrued interest immediately due and payable, except that an event of default resulting from certain events of bankruptcy, insolvency or reorganization in respect of the Company or certain of its restricted subsidiaries will automatically cause all revolving loan commitments to terminate and all principal and accrued interest to become immediately due and payable. Events of default include: (i) failure to pay any installment of interest under the New Credit Facility when due and payable and the continuance of any such failure for five days; (ii) failure to pay principal, or premium, if any, under the New Credit Facility when due and payable; (iii) failure to observe or perform any of the negative covenants contained in the New Credit Facility or the covenants relating to the conduct of business and maintenance of existence of the Company; (iv) failure to observe or perform any other covenant or agreement contained in the New Credit Facility and, subject to certain exceptions, the continuance of such failure for a period of 30 days (iv) certain events of bankruptcy, insolvency or reorganization in respect of the Company or certain of its subsidiaries; (v) certain defaults in indebtedness with an aggregate amount outstanding in excess of $15 million; (vi) final unsatisfied judgments not covered by insurance aggregating in excess of $15 million, at any one time rendered against the Company us or any of its subsidiaries and not stayed, bonded or discharged within 60 days; (vii) prohibited transactions, accumulated funding deficiencies or reportable events occur under ERISA that could reasonably cause a material adverse effect to the Company; (viii) failure of any of the security documents comprising the lien of the New Credit Facility to be enforceable and of the same effect and priority intended to be created thereby; (x) the occurrence of an event of default under the Company’s mortgage bond indentures or under the indenture governing the Notes; (xi) the occurrence of a change in control (as defined in the New Credit Facility); and (xii) any change to the confirmation order entered by the Bankruptcy Court that could reasonably be expected to materially and adversely affect the lenders or the Company’s ability to perform its obligations under the New Credit Facility.

For additional information, Item 7.01 of this Current Report on Form 8-K.

Item 7.01                                             Regulation FD Disclosure.

On November 1, 2004, the Company issued a press release announcing that it had emerged from Chapter 11, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On November 1, 2004, the Company also issued a press release announcing the closing of the offering and sale of the Notes, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

On November 1, 2004, the Company also issued a press release announcing the election of Dr. E. Linn Draper as the Chairman of its Board of Directors and the appointment of the members of an Audit Committee, a Human Resources Committee and a Governance Committee, a copy of which is attached hereto as Exhibit 99.3 and incorporated herein by reference.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references such information.

Item 9.01                                             Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION OF DOCUMENT

4.1*	Indenture, dated as of November 1, 2004, between NorthWestern Corporation and U.S. Bank National Association, as trustee.

4.2*	Supplemental Indenture No. 1, dated as of November 1, 2004, by and between NorthWestern Corporation and U.S. Bank National Association, as trustee.

4.3*

Registration Rights Agreement, dated as of November 1, 2004, between NorthWestern Corporation, as issuer, and Credit Suisse First Boston LLC and Lehman Brothers Inc., as representatives of the several initial purchasers.

4.4*

Twenty-Fourth Supplemental Indenture, dated as of November 1, 2004, between NorthWestern Corporation and The Bank of New York (successor to Morgan Guaranty Trust Company of New York (formerly Guaranty Trust Company of New York)), and MaryBeth Lewicki, (successor Co-Trustee to Douglas J. MacInnes, Arthur E. Burke, Karl R. Henrich, H.H. Gould, R. Amundsen, P.J. Crowley and W.T. Cunningham), as Trustees under the Mortgage and Deed of Trust, dated as of October 1, 1945, which was executed and delivered by The Montana Power Company, a corporation of the State of New Jersey (hereinafter called the “Company-New Jersey”), as indirect predecessor under the Mortgage to the Company (the Company being successor under the Mortgage to NorthWestern Energy, L.L.C. (hereinafter called “NorthWestern Energy”), formerly known as The Montana Power, L.L.C., a limited liability company of the State of Montana, and NorthWestern Energy being the successor under the Mortgage to The Montana Power Company, a corporation of the State of Montana (hereinafter called the “Company-Montana”)), to Guaranty Trust Company of New York and Arthur E. Burke, as Trustees.

4.5*

Supplemental Indenture, dated as of November 1, 2004, by and between NorthWestern Corporation (formerly known as Northwestern Public Service Company) and JPMorgan Chase Bank (successor by merger to The Chase Manhattan Bank (National Association)), as Trustee under the General Mortgage Indenture and Deed of Trust dated as of August 1, 1993.

99.1*

Credit Agreement among NorthWestern Corporation, as borrower, the several lenders from time to time parties thereto, Lehman Brothers Inc. and Deutsche Bank Securities Inc., as joint lead arrangers, Deutsche Bank Securities Inc., as syndication agent, Union Bank of California, N.A. and KeyBank National Association, s co-documentation agents, and Lehman Commercial Paper Inc., as administrative agent and collateral agent.

99.2*	Press Release of NorthWestern Corporation dated November 1, 2004 regarding emergence from Chapter 11.

99.3*	Press Release of NorthWestern Corporation dated November 1, 2004 regarding closing of Notes and Credit Agreement financings.

99.4*	Press Release of NorthWestern Corporation dated November 1, 2004 regarding Board of Directors actions.

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthWestern Corporation

By:

Thomas J. Knapp

Vice President and Deputy General Counsel

Date: November 5, 2004

Index to Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT

4.1*	Indenture, dated as of November 1, 2004, between NorthWestern Corporation and U.S. Bank National Association, as trustee.

4.2*	Supplemental Indenture No. 1, dated as of November 1, 2004, by and between NorthWestern Corporation and U.S. Bank National Association, as trustee.

4.3*

Registration Rights Agreement, dated as of November 1, 2004, between NorthWestern Corporation, as issuer, and Credit Suisse First Boston LLC and Lehman Brothers Inc., as representatives of the several initial purchasers.

4.4*

Twenty-Fourth Supplemental Indenture, dated as of November 1, 2004, between NorthWestern Corporation and The Bank of New York (successor to Morgan Guaranty Trust Company of New York (formerly Guaranty Trust Company of New York)), and MaryBeth Lewicki, (successor Co-Trustee to Douglas J. MacInnes, Arthur E. Burke, Karl R. Henrich, H.H. Gould, R. Amundsen, P.J. Crowley and W.T. Cunningham), as Trustees under the Mortgage and Deed of Trust, dated as of October 1, 1945, which was executed and delivered by The Montana Power Company, a corporation of the State of New Jersey (hereinafter called the “Company-New Jersey”), as indirect predecessor under the Mortgage to the Company (the Company being successor under the Mortgage to NorthWestern Energy, L.L.C. (hereinafter called “NorthWestern Energy”), formerly known as The Montana Power, L.L.C., a limited liability company of the State of Montana, and NorthWestern Energy being the successor under the Mortgage to The Montana Power Company, a corporation of the State of Montana (hereinafter called the “Company-Montana”)), to Guaranty Trust Company of New York and Arthur E. Burke, as Trustees.

4.5*

Supplemental Indenture, dated as of November 1, 2004, by and between NorthWestern Corporation (formerly known as Northwestern Public Service Company) and JPMorgan Chase Bank (successor by merger to The Chase Manhattan Bank (National Association)), as Trustee under the General Mortgage Indenture and Deed of Trust dated as of August 1, 1993.

99.1*

Credit Agreement among NorthWestern Corporation, as borrower, the several lenders from time to time parties thereto, Lehman Brothers Inc. and Deutsche Bank Securities Inc., as joint lead arrangers, Deutsche Bank Securities Inc., as syndication agent, Union Bank of California, N.A. and KeyBank National Association, s co-documentation agents, and Lehman Commercial Paper Inc., as administrative agent and collateral agent.

99.2*	Press Release of NorthWestern Corporation dated November 1, 2004 regarding emergence from Chapter 11.

99.3*	Press Release of NorthWestern Corporation dated November 1, 2004 regarding closing of Notes and Credit Agreement financings.

99.4*	Press Release of NorthWestern Corporation dated November 1, 2004 regarding Board of Directors actions.

* filed herewith